                               POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned officers and/or trustees of Blackstone Secured Lending Fund, a Delaware statutory trust (the "Company"), do hereby constitute and appoint each of Brad Marshall, Jonathan Bock, Matthew
Alcide, Kris Corbett, Edward Desloge, Oran Ebel, Katherine Rubenstein, William
Renahan, Stacy Wang, and Carlos Whitaker as his or her true and lawful attorneys and agents, with full power and authority (acting separately and without the other) to execute in the name and on behalf of the undersigned as such officers and/or trustees, (i) a registration statement on Form N-2 of the Company, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent registration statement of the Company pursuant to
Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Company or the registration or offering of the Company's common shares, preferred shares, debt securities, warrants, subscription rights and units, granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises, and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents or (ii) any statement of beneficial ownership on Form
3, 4 or 5 to be filed with the United States Securities and Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, I have executed this instrument as of the 2nd day of August,
2023.

/s/ Brad Marshall                   Trustee, Chairperson, and Co-Chief Executive
-------------------------------     Officer
Brad Marshall

/s/ Jonathan Bock                   Co-Chief Executive Officer
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Jonathan Bock

/s/ Carlos Whitaker                 President
-------------------------------
Carlos Whitaker

/s/ Edward Desloge                  Chief Financial Officer
-------------------------------
Edward Desloge

/s/ Matthew Alcide                  Chief Accounting Officer
-------------------------------
Matthew Alcide

/s/ Kris Corbett                    Controller and Treasurer
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Kris Corbett

/s/ Stacy Wang                      Head of Stakeholder Relations
-------------------------------
Stacy Wang

/s/ Katherine Rubenstein            Chief Operating Officer
-------------------------------
Katherine Rubenstein

/s/ Oran Ebel                       Chief Legal Officer and Secretary
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Oran Ebel

/s/ William Renahan                 Chief Compliance Officer
-------------------------------
William Renahan

/s/ Robert Bass                     Trustee
-------------------------------
Robert Bass

/s/ James F. Clark                  Trustee
-------------------------------
James F. Clark

/s/ Tracy Collins                   Trustee
-------------------------------
Tracy Collins

/s/ Vicki L. Fuller                 Trustee
-------------------------------
Vicki L. Fuller

/s/ Michelle Greene                 Trustee
-------------------------------
Michelle Greene

/s/ Vikrant Sawhney                 Trustee
-------------------------------
Vikrant Sawhney